UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2011

Neurologix, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-13347	06-1582875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey 07024
 (Address of Principal Executive Offices)

(201) 592-6451
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Neurologix, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2011. At the Annual Meeting, the Company’s stockholders (i) elected Mr. Cornelius E. Golding and Mr. Elliott H. Singer to serve as Class II directors for a term expiring at the Annual Meeting in 2014 and (ii) elected Dr. Martin J. Kaplitt, M.D. to serve as a Class III director for a term expiring at the Annual Meeting in 2012.  The votes on these matters are as follows:

1. The election of Mr. Cornelius E. Golding and Mr. Elliott H. Singer to serve as Class II directors for a term expiring at the Annual Meeting in 2014

Director	For	Withhold Authority	Broker Non-Votes
Cornelius E. Golding	45,530,313.8027	27,031	9,172,289
Elliott H. Singer	45,507,813.8027	49,531	9,172,289

2. The election of Dr. Martin J. Kaplitt, M.D. to serve as a Class III director for a term expiring at the Annual Meeting in 2012

Director	For	Withhold Authority	Broker Non-Votes
Dr. Martin J. Kaplitt, M.D.	45,486,272.8027	71,072	9,172,289

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neurologix, Inc.

By:	/s/ Marc L. Panoff
Name:	Marc L. Panoff
Title:	Chief Financial Officer, Secretary, Treasurer

Date: May 13, 2011